Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies [Abstract]
Commitments and contingencies	Commitments and contingencies
Obligations under leases
See Note 10 for lease obligations.
Commitments
The Group is subject to the following minimum guarantees relating to the content on its Service, the majority of which relate to minimum royalty payments associated with its license agreements for the use of licensed content, as at December 31:

	2024	2023	2022
	(in € millions)
Not later than one year	3,021	1,055	1,111
Later than one year but not more than 5 years	1,399	3,610	298
Total	4,420	4,665	1,409
In addition, the Group is subject to various non-cancelable purchase obligations and service agreements with minimum spend commitments, including a service agreement with Google for the use of Google Cloud Platform and certain podcast and marketing commitments as at December 31:

	2024	2023	2022
	(in € millions)
Not later than one year	598	453	485
Later than one year but not more than 5 years	1,021	1,369	334
More than 5 years	68	83	98
Total	1,687	1,905	917
Contingencies
Various legal actions, proceedings, and claims are pending or may be instituted or asserted against the Group. These may include, but are not limited to, matters relating to intellectual property, data protection, consumer protection, employment, and contractual rights. As a general matter, the music and other content made available on the Group’s Service are licensed to the Group by various third parties. Many of these licenses allow rights holders or other authorized parties to audit the Group’s royalty payments, and any such audit could result in disputes over whether the Group has paid the proper royalties. If such a dispute were to occur, the Group could be required to pay additional royalties, and the amounts involved could be material. The Group expenses legal fees as incurred. The Group records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. An unfavorable outcome to any legal matter, if material, could have an adverse effect on the Group’s operations or its financial position, liquidity, or results of operations.
On May 16, 2024, the Mechanical Licensing Collective (“MLC”), an entity designated to administer a blanket compulsory license available under U.S. law, filed a lawsuit against Spotify USA Inc. in the U.S. District Court for the Southern District of New York (Mechanical Licensing Collective v. Spotify USA Inc., No. 1:24-cv-03809), alleging that beginning with its March 2024 reporting, Spotify USA Inc. improperly reported and underpaid royalties for its Premium
Service as a bundle that includes a monthly allocation of audiobook access. On January 29, 2025, the MLC’s lawsuit was dismissed with prejudice. The MLC is entitled to appeal this decision. If the MLC were to appeal and ultimately be entirely successful in its case, the additional royalties that would be due in relation to the period March 1, 2024 to December 31, 2024 would be approximately €150 million, plus potentially penalties and interest, which we cannot reasonably estimate.